Exhibit 99.3

Assurant, Inc. (AIZ)

REVISED Financial Supplement as of December 31, 2021

Note: In conjunction with the transition of its new CEO and chief operating decision maker, Assurant changed its segment measure of profitability for its reportable segments to an Adjusted EBITDA metric, the primary measure used for purposes of making decisions about allocating resources to the segments and assessing performance, from segment net income from continuing operations, effective January 1, 2022. In addition, the Company will report Adjusted earnings, both including and excluding reportable catastrophes, per diluted share, as an additional non-GAAP measure, a global mobile devices serviced metric for the Global Lifestyle segment and a revised Connected Living line of business within the Global Lifestyle segment, which will include the business previously reported as Global Financial Services and Other. These changes are reflected for all periods presented and highlighted in yellow throughout this revised financial supplement as of December 31, 2021.

As previously disclosed, Assurant will no longer report net operating income and net operating income per diluted share, both including and excluding reportable catastrophes.

ASSURANT, INC.

FINANCIAL SUPPLEMENT

(UNAUDITED)

As of December 31, 2021

INDEX TO FINANCIAL SUPPLEMENT

Page:

SUMMARY FINANCIAL HIGHLIGHTS	1

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS	2

RECONCILIATION OF ADJUSTED EBITDA TO NET INCOME FROM CONTINUING OPERATIONS	3

SEGMENT STATEMENTS OF OPERATIONS AND SELECTED DATA	4

SEGMENT CONDENSED BALANCE SHEETS	9

INVESTMENTS	10

INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS	11

RATINGS SUMMARY	13

REGULATION G – NON-GAAP FINANCIAL MEASURES	14

CONTACT INFORMATION

Corporate Headquarters Address:	Investor Inquiries:

55 Broadway, Suite 2901	Suzanne Shepherd	Sean Moshier
New York, NY 10006 212-859-7000	Senior Vice President, Investor Relations and Sustainability Investor Relations 201-788-4324 suzanne.shepherd@assurant.com	Assistant Vice President Investor Relations 914-204-2253 sean.moshier@assurant.com
Website Address:
www.assurant.com

Assurant, Inc. (NYSE: AIZ) is a leading global business services company that supports, protects and connects major consumer purchases. A Fortune 300 company with a presence in 21 countries, Assurant supports the advancement of the connected world by partnering with the world’s leading brands to develop innovative solutions and to deliver an enhanced customer experience through mobile device solutions, extended service contracts, vehicle protection services, renters insurance, lender-placed insurance products and other specialty products. Learn more at assurant.com or on Twitter @Assurant.

Assurant, Inc.

Summary Financial Highlights

(Unaudited)

($ in millions, except per share amounts and closing stock price)	2021				2020				Twelve Months		4Q21- 4Q20 % Change		4Q21- 3Q21 % Change		12M’21- 12M’20 % Change
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2021	2020
KEY FINANCIAL METRICS

Segment net earned premiums, fees and other income(1)	$2,490.4	$2,449.7	$2,448.9	$2,355.3	$2,313.7	$2,296.3	$2,257.6	$2,447.3	$9,744.3	$9,314.9	7.6%		1.7%		4.6%
Total segment revenues(1)	$2,560.7	$2,518.4	$2,522.0	$2,425.5	$2,382.4	$2,357.4	$2,318.2	$2,524.0	$10,026.6	$9,582.0	7.5%		1.7%		4.6%

Net income (loss) attributable to common stockholders	$123.6	$882.4	$203.4	$158.3	$134.5	$(34.9)	$173.5	$150.0	$1,367.7	$423.1	(8.1)%		(86.0)%		223.3%
Net income from continuing operations	$126.7	$153.6	$184.7	$148.5	$119.1	$88.0	$164.7	$148.6	$613.5	$520.4	6.4%		(17.5)%		17.9%
Adjusted EBITDA(2)	$243.9	$163.6	$297.1	$258.6	$192.8	$141.6	$257.6	$247.7	$963.2	$839.7	26.5%		49.1%		14.7%
Adjusted EBITDA, excluding reportable catastrophes(3)(4)	$245.4	$262.3	$297.6	$302.2	$227.5	$251.7	$270.2	$264.0	$1,107.5	$1,013.4	7.9%		(6.4)%		9.3%

Per share:
Net income (loss) attributable to common stockholders, per diluted share	$2.14	$14.83	$3.32	$2.64	$2.23	$(0.58)	$2.81	$2.43	$22.83	$6.99	(4.0)%		(85.6)%		226.6%
Net income from continuing operations, per diluted share	$2.20	$2.58	$3.01	$2.41	$1.91	$1.38	$2.59	$2.32	$10.20	$8.22	15.2%		(14.7)%		24.1%
Adjusted earnings, per diluted share(3)	$2.69	$1.61	$3.18	$2.66	$1.80	$1.28	$2.62	$2.52	$10.22	$8.36	49.4%		67.1%		22.2%
Adjusted earnings, excluding reportable catastrophes, per diluted share(3)(4)	$2.71	$2.92	$3.19	$3.21	$2.24	$2.72	$2.78	$2.72	$12.12	$10.54	21.0%		(7.2)%		15.0%

Debt to total capital ratio	28.6%	27.7%	30.2%	27.5%	27.5%	25.3%	27.0%	29.1%	28.6%	27.5%	110	bps	90	bps	110	bps
Debt to total capital ratio, excluding AOCI(3)	28.1%	27.4%	32.5%	29.3%	30.1%	27.6%	29.0%	29.5%	28.1%	30.1%	(200	)bps	70	bps	(200	)bps

Dividends from subsidiaries, net of capital infusions	$176.0	$127.0	$243.0	$183.0	$292.0	$245.0	$157.0	$127.0	$729.0	$821.0	(39.7)%		38.6%		(11.2)%

Share repurchases:
Shares repurchased	1,823,252	2,001,336	1,204,534	308,000	1,126,532	577,476	254,000	480,967	5,337,122	2,438,975	61.8%		(8.9)%		118.8%
Average repurchase price per share	$158.91	$161.16	$158.34	$134.69	$130.20	$121.39	$101.88	$118.92	$158.23	$122.94	22.1%		(1.4)%		28.7%
Total cost of share repurchase(5)	$289.7	$322.5	$190.7	$41.5	$146.6	$70.1	$25.8	$57.3	$844.4	$299.8	97.6%		(10.2)%		181.7%

Common stock dividends:
Dividend per share	$0.68	$0.66	$0.66	$0.66	$0.66	$0.63	$0.63	$0.63	$2.66	$2.55	3.0%		3.0%		4.3%
Total paid	$39.1	$38.5	$41.8	$38.2	$39.5	$37.5	$39.6	$38.0	$157.6	$154.6	(1.0)%		2.4%		1.9%
Yield(6)	1.75%	1.67%	1.69%	1.86%	1.94%	2.08%	2.44%	2.42%	1.71%	1.87%	(19	)bps	7	bps	(17	)bps

AIZ closing stock price (NYSE)	$155.86	$157.75	$156.18	$141.77	$136.22	$121.31	$103.29	$104.09	$155.86	$136.22	14.4%		(1.2)%		14.4%

Share Data:
Weighted average basic common shares outstanding	57,274,878	59,126,313	60,990,609	59,192,880	59,310,101	60,190,103	60,363,577	60,602,911	59,140,861	60,114,670	(3.4)%		(3.1)%		(1.6)%
Incremental common shares from:
Performance share units and employee stock purchase plan	453,260	353,151	331,947	367,274	387,292	235,619	206,362	327,840	448,920	363,343	17.0%		28.3%		23.6%
Mandatory convertible preferred stock(7)	—	—	—	2,223,238	2,701,925	—	2,777,250	2,696,175	533,913	2,701,925	(100.0)%		N/A		(80.2)%

Weighted average diluted common shares outstanding	57,728,138	59,479,464	61,322,556	61,783,392	62,399,318	60,425,722	63,347,189	63,626,926	60,123,694	63,179,938	(7.5)%		(2.9)%		(4.8)%

Anti-dilutive incremental common shares from mandatory convertible preferred stock(7)	—	—	—	—	—	2,699,913	—	—	—	—	N/A		N/A		N/A

(1)	Includes net earned premiums, fees and other income and total revenues of the Global Lifestyle and Global Housing operating segments.
(2)	Refer to page 3 for a reconciliation of Adjusted EBITDA to its most comparable GAAP measure, net income from continuing operations.
(3)	Refer to the Footnotes in Regulation G - Non GAAP Financial Measures for reconciliations of non-GAAP measures to the most comparable GAAP measure.
(4)

Represents individual catastrophic events that generate losses in excess of $5.0 million, pre-tax, net of reinsurance and client profit sharing adjustments and including reinstatement and other premiums.

(5)	As of December 31, 2021, there was $842.1 million remaining under the total repurchase authorization.
(6)	Common stock dividend yield is calculated by annualizing the quarterly common stock dividend per share and dividing by the quarter’s closing stock price.
(7)

Dilution for the mandatory convertible preferred stock is calculated based on the assumed conversion of the outstanding mandatory convertible preferred stock, using the average closing stock price for the period the shares were outstanding. Net income attributable to common stockholders per diluted share excludes the effect of shares potentially dilutive securities which were anti-dilutive for the period. Accordingly, the numerator has not been increased by the amount of the preferred stock dividends in the periods in which the incremental common shares from mandatory convertible preferred stock were anti-dilutive. Each outstanding share of mandatory convertible preferred stock converted to common stock in March 2021.

Assurant, Inc.

Consolidated Condensed Statements of Operations

(Unaudited)

	2021				2020				Twelve Months		4Q21- 4Q20 % Change		4Q21- 3Q21 % Change		12M’21- 12M’20 % Change
($ in millions)	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2021	2020

Revenues:
Net earned premiums	$2,175.8	$2,140.1	$2,150.6	$2,105.6	$2,102.2	$2,086.8	$2,021.3	$2,065.5	$8,572.1	$8,275.8	3.5%		1.7%		3.6%
Fees and other income	314.9	309.6	298.5	249.9	212.9	209.4	236.4	383.6	1,172.9	1,042.3	47.9%		1.7%		12.5%

Total net earned premiums, fees and other income	2,490.7	2,449.7	2,449.1	2,355.5	2,315.1	2,296.2	2,257.7	2,449.1	9,745.0	9,318.1	7.6%		1.7%		4.6%
Net investment income	79.2	76.0	82.9	76.3	73.3	63.3	65.4	83.6	314.4	285.6	8.0%		4.2%		10.1%
Net realized gains (losses) on investments and fair value changes to equity securities	5.0	112.1	10.3	0.8	29.7	17.2	28.9	(84.0)	128.2	(8.2)	(83.2)%		(95.5)%		1663.4%

Total revenues	2,574.9	2,637.8	2,542.3	2,432.6	2,418.1	2,376.7	2,352.0	2,448.7	10,187.6	9,595.5	6.5%		(2.4)%		6.2%

Benefits, losses and expenses:
Policyholder benefits	514.5	614.2	538.3	528.7	567.6	638.5	523.6	535.2	2,195.7	2,264.9	(9.4)%		(16.2)%		(3.1)%
Selling, underwriting, general and administrative expenses	1,871.5	1,783.9	1,738.6	1,682.4	1,664.8	1,600.2	1,592.4	1,787.9	7,076.4	6,645.3	12.4%		4.9%		6.5%
Interest expense	27.1	27.5	28.8	28.4	26.8	25.5	26.7	25.5	111.8	104.5	1.1%		(1.5)%		7.0%
Loss on extinguishment of debt	—	20.7	—	—	—	—	—	—	20.7	—	N/A		(100.0)%		N/A

Total benefits, losses and expenses	2,413.1	2,446.3	2,305.7	2,239.5	2,259.2	2,264.2	2,142.7	2,348.6	9,404.6	9,014.7	6.8%		(1.4)%		4.3%

Income from continuing operations before provision (benefit) for income taxes	161.8	191.5	236.6	193.1	158.9	112.5	209.3	100.1	783.0	580.8	1.8%		(15.5)%		34.8%
Provision (benefit) for income taxes	35.1	37.9	51.9	44.6	39.8	24.5	44.6	(48.5)	169.5	60.4	(11.8)%		(7.4)%		180.6%

Net income from continuing operations	126.7	153.6	184.7	148.5	119.1	88.0	164.7	148.6	613.5	520.4	6.4%		(17.5)%		17.9%
Net income (loss) from discontinued operations	(3.1)	728.8	18.9	14.3	19.9	(118.5)	13.7	7.2	758.9	(77.7)	(115.6)%		(100.4)%		1076.7%

Net income (loss)	123.6	882.4	203.6	162.8	139.0	(30.5)	178.4	155.8	1,372.4	442.7	(11.1)%		(86.0)%		210.0%
Less: Net (income) loss attributable to non-controlling interests	—	—	(0.2)	0.2	0.2	0.3	(0.3)	(1.1)	—	(0.9)	(100.0)%		N/A		100.0%

Net income (loss) attributable to stockholders	123.6	882.4	203.4	163.0	139.2	(30.2)	178.1	154.7	1,372.4	441.8	(11.2)%		(86.0)%		210.6%
Less: Preferred stock dividends	—	—	—	(4.7)	(4.7)	(4.7)	(4.6)	(4.7)	(4.7)	(18.7)	100.0%		N/A		74.9%

Net income (loss) attributable to common stockholders	$123.6	$882.4	$203.4	$158.3	$134.5	$(34.9)	$173.5	$150.0	$1,367.7	$423.1	(8.1)%		(86.0)%		223.3%

Pre-tax income from continuing operations margin(1)	6.5%	7.8%	9.7%	8.2%	6.9%	4.9%	9.3%	4.1%	8.0%	6.2%	(40	)bps	(130	)bps	180	bps
Net income from continuing operations margin(2)	5.1%	6.3%	7.5%	6.3%	5.1%	3.8%	7.3%	6.1%	6.3%	5.6%	0	bps	(120	)bps	70	bps

Effective tax rate for net income from continuing operations	21.7%	19.8%	21.9%	23.1%	25.0%	21.8%	21.3%	(48.5)%	21.6%	10.4%	(330	)bps	190	bps	1,120	bps

Investment yield(3)	3.02%	2.94%	3.48%	3.22%	3.01%	2.68%	2.85%	3.65%	3.16%	3.03%	1	bps	8	bps	13	bps

Real estate joint venture partnerships (loss) income from sales and depreciation expense, pre-tax(3)	$(3.0)	$(3.4)	$11.1	$(5.8)	$(0.9)	$(1.6)	$(1.2)	$(1.9)	$(1.1)	$(5.6)	(233.3)%		11.8%		80.4%

(1)

Equals income from continuing operations before provision (benefit) for income taxes divided by total net earned premiums, fees and other income. The margins for 3Q 2020, 2Q 2020 and 1Q 2020 have been revised for a correction to the calculation.

(2)	Equals net income from continuing operations divided by total net earned premiums, fees and other income.
(3)	Excludes investment income attributable to non-controlling interests. Prior period investment yields have been revised for a correction to the calculation.

Assurant, Inc.

Reconciliation of Adjusted EBITDA to Net Income from Continuing Operations

(Unaudited)

	2021				2020				Twelve Months		4Q21- 4Q20	4Q21- 3Q21	12M’21- 12M’20
($ in millions)	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2021	2020	% Change	% Change	% Change

GAAP net income from continuing operations	$126.7	$153.6	$184.7	$148.5	$119.1	$88.0	$164.7	$148.6	613.5	520.4	6.4%	(17.5)%	17.9%

Less:
Interest expense	27.1	27.5	28.8	28.4	26.8	25.5	26.7	25.5	111.8	104.5	1.1%	(1.5)%	7.0%
Provision (benefit) for income taxes	35.1	37.9	51.9	44.6	39.8	24.5	44.6	(48.5)	169.5	60.4	(11.8)%	(7.4)%	180.6%
Depreciation expense	21.4	18.1	17.5	16.8	15.5	13.9	14.3	12.4	73.8	56.1	38.1%	18.2%	31.6%
Amortization of purchased intangible assets	15.8	15.7	17.3	17.0	16.7	12.5	12.3	11.2	65.8	52.7	(5.4)%	0.6%	24.9%

Adjustments, pre-tax:
Net realized (gains) losses on investments and fair value changes to equity securities	(5.1)	(112.1)	(10.3)	(0.9)	(29.6)	(17.1)	(28.9)	85.0	(128.4)	9.4	82.8%	95.5%	(1,466.0)%
COVID-19 direct and incremental expenses	2.8	2.0	2.2	3.0	5.3	(0.6)	17.5	3.0	10.0	25.2	(47.2)%	40.0%	(60.3)%
Loss on extinguishment of debt	—	20.7	—	—	—	—	—	—	20.7	—	N/A	(100.0)%	N/A
Other adjustments(1)	20.1	0.2	5.2	1.0	(1.1)	(5.3)	6.7	11.9	26.5	12.2	1,927.3%	9,950.0%	117.2%
(Income) loss attributable to non-controlling interests	—	—	(0.2)	0.2	0.3	0.2	(0.3)	(1.4)	—	(1.2)	(100.0)%	N/A	100.0%

Adjusted EBITDA	$243.9	$163.6	$297.1	$258.6	$192.8	$141.6	$257.6	$247.7	$963.2	839.7	26.5%	49.1%	14.7%

Segment Adjusted EBITDA
Global Lifestyle	$158.7	$176.5	$186.0	$193.0	$137.2	$150.6	$175.4	$173.8	714.2	$637.0	15.7%	(10.1)%	12.1%
Global Housing	110.7	10.1	128.0	93.5	85.9	24.0	116.0	101.2	342.3	327.1	28.9%	996.0%	4.6%
Corporate and Other	(25.5)	(23.0)	(16.9)	(27.9)	(30.3)	(33.0)	(33.8)	(27.3)	(93.3)	(124.4)	15.8%	(10.9)%	25.0%

Total	$243.9	$163.6	$297.1	$258.6	$192.8	$141.6	$257.6	$247.7	$963.2	$839.7	26.5%	49.1%	14.7%

(1)	Refer to the Footnotes in the Regulation G - Non GAAP Financial Measures for detail of what is included in other adjustments.

Global Lifestyle

Condensed Statements of Operations and Selected Data

(Unaudited)

	2021				2020				Twelve Months		4Q21- 4Q20 % Change		4Q21- 3Q21 % Change		12M’21- 12M’20 % Change
($ in millions)	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2021	2020

Revenues:
Net earned premiums	$1,705.7	$1,688.5	$1,677.4	$1,648.7	$1,643.2	$1,633.2	$1,568.1	$1,597.7	$6,720.3	$6,442.2	3.8%		1.0%		4.3%
Fees and other income	278.9	274.5	260.4	213.6	173.8	171.8	200.6	349.2	1,027.4	895.4	60.5%		1.6%		14.7%

Total net earned premiums, fees and other income	1,984.6	1,963.0	1,937.8	1,862.3	1,817.0	1,805.0	1,768.7	1,946.9	7,747.7	7,337.6	9.2%		1.1%		5.6%
Net investment income	52.6	48.5	49.4	50.8	50.8	44.6	44.2	54.7	201.3	194.3	3.5%		8.5%		3.6%

Total revenues	2,037.2	2,011.5	1,987.2	1,913.1	1,867.8	1,849.6	1,812.9	2,001.6	7,949.0	7,531.9	9.1%		1.3%		5.5%

Benefits, losses and expenses:
Policyholder benefits	325.8	335.1	344.8	327.4	367.9	365.4	343.1	336.2	1,333.1	1,412.6	(11.4)%		(2.8)%		(5.6)%
Selling, underwriting, general and administrative expenses	1,552.7	1,499.9	1,456.4	1,392.7	1,362.7	1,333.6	1,294.4	1,491.6	5,901.7	5,482.3	13.9%		3.5%		7.7%

Total benefits, losses and expenses	1,878.5	1,835.0	1,801.2	1,720.1	1,730.6	1,699.0	1,637.5	1,827.8	7,234.8	6,894.9	8.5%		2.4%		4.9%

Global Lifestyle Adjusted EBITDA	$158.7	$176.5	$186.0	$193.0	$137.2	$150.6	$175.4	$173.8	$714.2	$637.0	15.7%		(10.1)%		12.1%

Adjusted EBITDA margin(1)	8.0%	9.0%	9.6%	10.4%	7.6%	8.3%	9.9%	8.9%	9.2%	8.7%	40 bps		(100	)bps	50	bps

Supplemental financial information:
Income tax expense	$24.7	27.8	37.8	40.2	26.1	26.3	36.5	38.2	130.5	127.1	(5.4)%		(11.2)%		2.7%
Effective tax rate	18.6%	18.3%	23.4%	23.7%	22.9%	19.8%	23.1%	24.0%	21.2%	22.5%	(430	)bps	30	bps	(130	)bps
Depreciation expense	$11.5	10.0	9.2	9.0	8.9	7.5	7.2	5.9	39.7	29.5	29.2%		15.0%		34.6%
Amortization of purchased intangible assets	$14.7	14.7	15.2	14.7	14.3	10.2	9.9	8.8	59.3	43.2	2.8%		—%		37.3%
Real estate joint venture partnerships (loss) income from sales and depreciation expense, pre-tax	$(2.4)	$(2.7)	$5.2	$(4.2)	$(0.8)	$(1.1)	$(0.8)	$(1.3)	$(4.1)	$(4.0)	(200.0)%		11.1%		(2.5)%
Key Metrics:
Global mobile devices protected (in millions)(2)	62.8	53.2	53.1	53.7	53.1	52.6	51.9	53.2	62.8	53.1	18.3%		18.0%		18.3%
Global mobile devices serviced (in millions)(3)	7.2	6.3	6.1	6.0	3.6	2.2	1.9	2.6	25.6	10.3	100.0%		14.3%		148.5%
Global protected vehicles (in millions)(4)	53.8	52.4	50.7	50.2	49.1	48.4	48.1	48.0	53.8	49.1	9.6%		2.7%		9.6%
Investment yield	3.10%	2.86%	3.03%	3.14%	3.09%	2.84%	2.94%	3.61%	3.02%	3.09%	1	bps	24	bps	(7	)bps

(1)	Equals Adjusted EBITDA divided by total net earned premiums, fees and other income.
(2)

Global mobile devices protected includes insurance and upgrade contracts inforce for mobile phones, tablets, e-readers and accessories. In 1Q 2021, we reduced the global covered mobile device count, reflecting an adjustment to the data for certain countries. Prior periods were revised to reflect this adjustment.

(3)

Global mobile devices serviced includes number of devices for which we provide value to our consumers and partners, through trade-ins and upgrades, technology, claims fulfillment, repair capabilities, logistics, and asset disposition. 2020 includes one month (December) of the HYLA Mobile acquisition.

(4)	Global protected vehicles includes insurance and service contracts inforce for vehicles, RVs, powersports and ancillary products.

Global Lifestyle (continued)

Condensed Statements of Operations and Selected Data

(Unaudited)

	2021				2020				Twelve Months		4Q21- 4Q20		4Q21- 3Q21		12M’21- 12M’20
($ in millions)	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2021	2020	% Change		% Change		% Change

Net written premiums:
Connected Living(1)	$883.5	$825.0	$824.4	$841.9	$860.1	$853.3	$737.1	$860.4	$3,374.8	$3,310.9	2.7%		7.1%		1.9%
Global Automotive	1,009.6	1,182.4	1,253.2	923.1	884.4	1,058.2	744.6	860.4	4,368.3	3,547.6	14.2%		(14.6)%		23.1%

Total	$1,893.1	$2,007.4	$2,077.6	$1,765.0	$1,744.5	$1,911.5	$1,481.7	$1,720.8	$7,743.1	$6,858.5	8.5%		(5.7)%		12.9%

Net earned premiums, fees and other income:
Connected Living(1)	$1,082.8	$1,095.9	$1,082.2	$1,049.9	$1,015.0	$1,002.5	$1,013.3	$1,193.8	$4,310.8	$4,224.6	6.7%		(1.2)%		2.0%
Global Automotive	901.8	867.1	855.6	812.4	802.0	802.5	755.4	753.1	3,436.9	3,113.0	12.4%		4.0%		10.4%

Total	$1,984.6	$1,963.0	$1,937.8	$1,862.3	$1,817.0	$1,805.0	$1,768.7	$1,946.9	$7,747.7	$7,337.6	9.2%		1.1%		5.6%

Adjusted EBITDA:
Connected Living(1)	$84.3	$107.7	$115.8	$122.0	$78.2	$93.3	$116.7	$115.7	$429.8	$403.9	7.8%		(21.7)%		6.4%
Global Automotive	74.4	68.8	70.2	71.0	59.0	57.3	58.7	58.1	284.4	233.1	26.1%		8.1%		22.0%

Total	$158.7	$176.5	$186.0	$193.0	$137.2	$150.6	$175.4	$173.8	$714.2	$637.0	15.7%		(10.1)%		12.1%

Line of business supplemental financial information:
Connected Living(1):
Income tax expense	$12.1	$16.9	$23.7	$25.6	$14.9	$16.3	$24.6	$25.6	$78.3	$81.4	(18.8)%		(28.4)%		(3.8)%
Depreciation expense	$9.2	$7.6	$7.1	$7.2	$7.4	$5.8	$6.3	$5.4	$31.1	$24.9	24.3%		21.1%		24.9%
Amortization of purchased intangible assets	$7.0	$7.0	$7.5	$7.1	$8.1	$4.2	$3.8	$3.8	$28.6	$19.9	(13.6)%		—%		43.7%
Global Automotive:
Income tax expense	$12.6	$10.9	$14.1	$14.6	$11.2	$10.0	$11.9	$12.6	$52.2	$45.7	12.5%		15.6%		14.2%
Depreciation expense	$2.3	$2.4	$2.1	$1.8	$1.5	$1.7	$0.9	$0.5	$8.6	$4.6	53.3%		(4.2)%		87.0%
Amortization of purchased intangible assets	$7.7	$7.7	$7.7	$7.6	$6.2	$6.0	$6.1	$5.0	$30.7	$23.3	24.2%		—%		31.8%

Foreign currency translation (“FX”) impact(2):
Net earned premiums, fees and other income:
Including FX impact	9.2%	8.8%	9.6%	(4.3)%	(2.0)%	3.2%	(2.2)%	15.8%	5.6%	3.4%	1,120	bps	40	bps	220	bps
FX impact	(0.5)%	0.5%	1.5%	—%	(0.7)%	(1.3)%	(2.2)%	(0.8)%	0.3%	(1.3)%	20	bps	(100	)bps	160	bps

Excluding FX impact	9.7%	8.3%	8.1%	(4.3)%	(1.3)%	4.5%	—%	16.6%	5.3%	4.7%	1,100	bps	140	bps	60	bps
Adjusted EBITDA:
Including FX impact	15.7%	17.2%	6.0%	11.0%	(6.1)%	5.1%	14.2%	21.0%	12.1%	8.6%	2,180	bps	(150	)bps	350	bps
FX impact	(1.5)%	0.3%	0.9%	1.8%	(1.5)%	(3.8)%	(2.0)%	(4.5)%	0.5%	(2.9)%	—	bps	(180	)bps	340	bps

Excluding FX impact	17.2%	16.9%	5.2%	9.2%	(4.6)%	8.9%	16.2%	25.5%	11.6%	11.5%	2,180	bps	30	bps	10	bps

Net earned premiums, fees and other income:
Domestic	$1,531.7	$1,502.1	$1,464.7	$1,380.6	$1,328.1	$1,335.4	$1,310.3	$1,434.5	$5,879.1	$5,408.3	15.3%		2.0%		8.7%
International	452.9	460.9	473.1	481.7	488.9	469.6	458.4	512.4	1,868.6	1,929.3	(7.4)%		(1.7)%		(3.1)%

Total	$1,984.6	$1,963.0	$1,937.8	$1,862.3	$1,817.0	$1,805.0	$1,768.7	$1,946.9	$7,747.7	$7,337.6	9.2%		1.1%		5.6%

(1)	Effective 1Q 2022, the Connected Living line of business includes the previous Global Financial Services and Other line of business. All prior period amounts have been revised to reflect this change.
(2)

Represents the FX impact on the percentage change in segment net earned premiums, fees and other income and segment Adjusted EBITDA that is attributed to changes in weighted average foreign currency exchange rates used in the translation of the income statement. Excludes the impact of foreign exchange transaction gains (losses) associated with the remeasurement of non-functional currencies.

Global Housing

Condensed Statements of Operations and Selected Data

(Unaudited)

	2021				2020				Twelve Months		4Q21- 4Q20 % Change		4Q21- 3Q21 % Change		12M’21- 12M’20 % Change
($ in millions)	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2021	2020

Revenues:
Net earned premiums	$470.1	$451.6	$473.2	$456.9	$459.0	$453.6	$453.2	$467.8	$1,851.8	$1,833.6	2.4%		4.1%		1.0%
Fees and other income	35.7	35.1	37.9	36.1	37.7	37.7	35.7	32.6	144.8	143.7	(5.3)%		1.7%		0.8%

Total net earned premiums, fees and other income	505.8	486.7	511.1	493.0	496.7	491.3	488.9	500.4	1,996.6	1,977.3	1.8%		3.9%		1.0%
Net investment income	17.7	20.2	23.7	19.4	17.9	16.5	16.4	22.0	81.0	72.8	(1.1)%		(12.4)%		11.3%

Total revenues	523.5	506.9	534.8	512.4	514.6	507.8	505.3	522.4	2,077.6	2,050.1	1.7%		3.3%		1.3%

Benefits, losses and expenses:
Policyholder benefits	188.7	279.1	193.5	201.3	200.2	272.8	180.4	198.7	862.6	852.1	(5.7)%		(32.4)%		1.2%
Selling, underwriting, general and administrative expenses	224.1	217.7	213.3	217.6	228.5	211.0	208.9	222.5	872.7	870.9	(1.9)%		2.9%		0.2%

Total benefits, losses and expenses	412.8	496.8	406.8	418.9	428.7	483.8	389.3	421.2	1,735.3	1,723.0	(3.7)%		(16.9)%		0.7%

Global Housing Adjusted EBITDA	110.7	10.1	128.0	93.5	85.9	24.0	116.0	101.2	342.3	327.1	28.9%		996.0%		4.6%

Reportable catastrophes(1)	1.3	98.7	0.5	43.6	34.7	110.1	12.8	16.1	144.1	173.7	(96.3)%		(98.7)%		(17.0)%

Global Housing Adjusted EBITDA, excluding reportable catastrophes(2)	$112.0	$108.8	$128.5	$137.1	$120.6	$134.1	$128.8	$117.3	$486.4	$500.8	(7.1)%		2.9%		(2.9)%

Adjusted EBITDA margin(3)	21.9%	2.1%	25.0%	19.0%	17.3%	4.9%	23.7%	20.2%	17.1%	16.5%	460	bps	1,980	bps	60	bps

Supplemental financial information:
Income tax expense (benefit)	$22.7	$(0.5)	$25.8	$17.4	$16.9	$2.9	$22.2	$19.3	$65.4	$61.3	34.3%		4,640.0%		6.7%
Effective tax rate	22.0%	(18.5)%	21.6%	20.5%	21.7%	18.1%	20.6%	20.6%	21.1%	20.8%	40	bps	4,060	bps	30	bps
Depreciation expense	$6.6	6.4	6.4	6.4	5.5	5.7	6.0	5.3	$25.8	$22.5	20.0%		3.1%		14.7%
Amortization of purchased intangible assets	$1.1	1.0	2.1	2.3	2.4	2.3	2.4	2.4	$6.5	$9.5	(54.2)%		10.0%		(31.6)%
Real estate joint venture partnerships (loss) income from sales and depreciation expense, pre-tax	$(1.1)	$(0.7)	$4.5	$(1.2)	$(0.1)	$(0.5)	$(0.4)	$(0.6)	$1.5	$(1.6)	(1,000.0)%		(57.1)%		193.8%

Net earned premiums, fees and other income:
Lender-placed Insurance	$275.0	$256.2	$274.3	$260.4	$265.0	$258.2	$265.0	$264.3	$1,065.9	$1,052.5	3.8%		7.3%		1.3%
Multifamily Housing	121.1	121.7	122.1	117.4	113.5	117.9	111.2	109.0	482.3	451.6	6.7%		(0.5)%		6.8%
Specialty and Other	109.7	108.8	114.7	115.2	118.2	115.2	112.7	127.1	448.4	473.2	(7.2)%		0.8%		(5.2)%

Total	$505.8	$486.7	$511.1	$493.0	$496.7	$491.3	$488.9	$500.4	$1,996.6	$1,977.3	1.8%		3.9%		1.0%

Gross earned premiums	$740.1	$726.4	$733.6	$712.8	$710.5	$703.0	$710.8	$712.7	$2,912.9	$2,837.0	4.2%		1.9%		2.7%
Gross written premiums	$734.7	$774.9	$836.2	$596.5	$692.8	$772.3	$802.5	$600.9	$2,942.3	$2,868.5	6.0%		(5.2)%		2.6%

Reconciliation of gross earned premiums to net earned premiums:
Gross earned premiums	$740.1	$726.4	$733.6	$712.8	$710.5	$703.0	$710.8	$712.7	$2,912.9	$2,837.0	4.2%		1.9%		2.7%
Ceded catastrophe reinsurance(4)	(34.6)	(43.6)	(35.6)	(35.5)	(32.9)	(31.4)	(41.1)	(32.2)	(149.3)	(137.6)	(5.2)%		20.6%		(8.5)%
Ceded to U.S. Government	(132.4)	(133.0)	(132.4)	(129.8)	(132.2)	(133.7)	(134.7)	(133.6)	(527.6)	(534.2)	(0.2)%		0.5%		1.2%
Ceded to clients	(103.0)	(98.2)	(92.4)	(90.6)	(86.4)	(84.3)	(81.8)	(79.1)	(384.2)	(331.6)	(19.2)%		(4.9)%		(15.9)%

Net earned premiums	$470.1	$451.6	$473.2	$456.9	$459.0	$453.6	$453.2	$467.8	$1,851.8	$1,833.6	2.4%		4.1%		1.0%

Key Metrics:
Global Housing loss ratio(5)	40.1%	61.8%	40.9%	44.1%	43.6%	60.1%	39.8%	42.5%	46.6%	46.5%	(350)	bps	(2,170)	bps	10	bps
Global Housing expense ratio(6)	45.8%	46.3%	43.4%	45.9%	47.6%	44.6%	44.4%	46.0%	45.3%	45.7%	(180)	bps	(40)	bps	(30)	bps
Global Housing combined ratio(7)	83.1%	103.6%	81.3%	86.7%	87.9%	100.1%	81.3%	85.7%	88.5%	88.8%	(480)	bps	(2,050)	bps	(20)	bps
Global Housing annualized ROE(8)	22.3%	0.9%	25.2%	17.9%	15.8%	3.3%	21.6%	18.8%	16.5%	15.0%	650	bps	2,140	bps	150	bps
Investment yield	3.21%	3.62%	4.26%	3.46%	3.17%	2.90%	2.94%	3.94%	3.64%	3.23%	4	bps	(41)	bps	41	bps

(1)

Represents individual catastrophic events that generate losses in excess of $5.0 million, pre-tax, net of reinsurance and client profit sharing adjustments and including reinstatement and other premiums.

(2)	Represents a non-GAAP financial measure because it excludes reportable catastrophes.
(3)	Equals Adjusted EBITDA divided by total net earned premiums, fees and other income.
(4)	All periods reflect catastrophe reinsurance premiums.
(5)	Equals policyholder benefits divided by net earned premiums.
(6)	Equals selling, underwriting, general and administrative expenses plus depreciation expense and amortization of purchased intangible assets divided by net earned premiums, fees and other income.
(7)

Equals total benefits, losses and expenses plus depreciation expense and amortization of purchased intangible assets divided by net earned premiums, fees and other income. Income from processing National Flood Insurance Program claims is reported as a reduction in expenses and is included in the combined ratio.

(8)

Equals Global Housing Adjusted EBITDA (including reportable catastrophes) less income tax expense, depreciation expense and amortization of purchased intangible assets, all annualized, divided by average stockholders’ equity.

Global Housing (continued)

Condensed Statements of Operations and Selected Data

(Unaudited)

	2021				2020				Twelve Months		4Q21- 4Q20		4Q21- 3Q21		12M’21- 12M’20
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2021	2020	% Change		% Change		% Change

Lender-placed Insurance: Loans tracked (in millions)	30.4	30.3	30.1	31.6	31.9	31.8	32.2	32.4	30.4	31.9	(4.7)%		0.3%		(4.7)%
Lender-placed Insurance: Average placement rates	1.63%	1.62%	1.60%	1.60%	1.59%	1.58%	1.56%	1.54%	1.63%	1.59%	4	bps	1	bps	4	bps
Lender-placed Insurance: Average insured value (“AIV”) (in thousands)	$214	$209	$206	$204	$202	$196	$196	$192	$214	$202	5.9%		2.4%		5.9%

Renters policies (in millions)	2.581	2.556	2.527	2.460	2.404	2.392	2.342	2.265	2.581	2.404	7.4%		1.0%		7.4%

% Spread of exposure(1)
Region Name
Middle U.S. states	11.5%	11.6%	11.8%	11.8%	11.9%	12.1%	12.3%	12.3%	11.5%	11.9%	(40	)bps	(10	)bps	(40	)bps
Northeastern coastal exposure	17.8%	18.0%	17.7%	18.1%	18.2%	18.0%	18.0%	18.2%	17.8%	18.2%	(40	)bps	(20	)bps	(40	)bps
Northern inland exposure	7.8%	7.8%	7.9%	7.9%	7.9%	7.9%	8.0%	7.9%	7.8%	7.9%	(10	)bps	—	bps	(10	)bps
Southern inland exposure	12.9%	12.9%	13.0%	12.9%	12.9%	13.1%	13.2%	13.0%	12.9%	12.9%	—	bps		0bps	—	bps
Southern and HI coastal exposure	23.3%	23.7%	23.9%	24.1%	24.2%	24.4%	24.4%	25.0%	23.3%	24.2%	(90	)bps	(40	)bps	(90	)bps
Western U.S. states	26.7%	26.0%	25.7%	25.2%	24.9%	24.5%	24.1%	23.6%	26.7%	24.9%	18	0bps	7	0bps	180	bps

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Geographical spread of exposure is based on the company’s assessment of total insured value for all of Global Housing.

Total Corporate and Other

Condensed Statements of Operations and Selected Data

(Unaudited)

	2021				2020				Twelve Months		4Q21- 4Q20	4Q21- 3Q21	12M’21- 12M’20
($ in millions)	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2021	2020	% Change	% Change	% Change

Revenues:
Net earned premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	N/A	N/A	N/A
Fees and other income	0.1	—	0.1	0.1	1.1	(0.6)	—	—	0.3	0.5	(90.9)%	N/A	(40.0)%
Net investment income	8.8	7.3	9.7	6.1	4.4	2.0	4.5	6.7	31.9	17.6	100.0%	20.5%	81.3%

Net realized gains (losses) on investments and fair value changes to equity securities	(0.1)	—	—	(0.1)	0.1	0.1	—	1.0	(0.2)	1.2	(200.0)%	N/A	(116.7)%

Total revenues	8.8	7.3	9.8	6.1	5.6	1.5	4.5	7.7	32.0	19.3	57.1%	20.5%	65.8%

Benefits, losses and expenses:
Policyholder benefits	—	—	—	—	(0.4)	0.2	—	0.2	—	—	100.0%	N/A	N/A
Selling, underwriting, general and administrative expenses	34.3	30.3	26.7	34.0	36.3	34.3	38.3	34.8	125.3	143.7	(5.5)%	13.2%	(12.8)%

Total benefits, losses and expenses	34.3	30.3	26.7	34.0	35.9	34.5	38.3	35.0	125.3	143.7	(4.5)%	13.2%	(12.8)%

Corporate and Other Adjusted EBITDA	$(25.5)	$(23.0)	$(16.9)	$(27.9)	$(30.3)	$(33.0)	$(33.8)	$(27.3)	$(93.3)	$(124.4)	15.8%	(10.9)%	25.0%

Supplemental financial information:
Interest expense	$27.1	$27.5	$28.8	$28.4	$26.8	$25.5	$26.7	$25.5	$111.8	$104.5	1.1%	(1.5)%	7.0%
Income tax benefit	$(12.3)	$10.6	$(11.7)	$(13.0)	$(3.2)	$(4.7)	$(14.1)	$(106.0)	$(26.4)	$(128.0)	(284.4)%	(216.0)%	79.4%
Depreciation expense	$3.3	$1.7	$1.9	$1.4	$1.1	$0.7	$1.1	$1.2	$8.3	$4.1	200.0%	94.1%	102.4%

Assurant, Inc.

Segment Condensed Balance Sheets

(Unaudited)

	As of December 31, 2021				As of December 31, 2020
	Global Lifestyle	Global Housing	Corporate and Other(1)	Consolidated	Global Lifestyle	Global Housing	Corporate and Other(1)	Consolidated
($ in millions)
Assets
Investments and cash and cash equivalents	$6,830.0	$2,208.5	$1,673.9	$10,712.4	$6,725.4	$2,248.6	$1,456.4	$10,430.4
Reinsurance recoverables(2)	4,917.9	821.9	439.1	6,178.9	4,593.7	694.8	1,316.9	6,605.4
Deferred acquisition costs	8,654.2	156.8	—	8,811.0	7,236.0	152.2	(0.2)	7,388.0
Goodwill	2,192.1	379.5	—	2,571.6	2,209.8	379.5	—	2,589.3
Value of business acquired	583.4	—	—	583.4	1,152.2	—	—	1,152.2
Assets held in separate accounts	—	—	11.9	11.9	—	—	11.5	11.5
Other assets	3,032.4	564.5	368.5	3,965.4	2,443.7	539.2	271.5	3,254.4
Assets held for sale	—	—	1,076.9	1,076.9	—	—	13,218.7	13,218.7

Total assets	$26,210.0	$4,131.2	$3,570.3	$33,911.5	$24,360.8	$4,014.3	$16,274.8	$44,649.9

Liabilities
Policyholder benefits and claims payable(2)	$788.3	$764.7	$456.1	$2,009.1	$819.6	$651.9	$1,497.3	$2,968.8
Unearned premiums	17,102.0	1,516.0	5.7	18,623.7	15,818.0	1,467.4	7.7	17,293.1
Debt	—	—	2,202.5	2,202.5	—	—	2,252.9	2,252.9
Liabilities related to separate accounts	—	—	11.9	11.9	—	—	11.5	11.5
Accounts payable and other liabilities	3,722.0	404.7	383.1	4,509.8	3,205.7	379.9	471.9	4,057.5
Liabilities held for sale	—	—	1,064.8	1,064.8	—	—	12,111.3	12,111.3

Total liabilities	21,612.3	2,685.4	4,124.1	28,421.8	19,843.3	2,499.2	16,352.6	38,695.1

Stockholders’ equity

Equity, excluding accumulated other comprehensive (loss) income	4,597.7	1,445.8	(403.8)	5,639.7	4,517.5	1,515.1	(791.0)	5,241.6
Accumulated other comprehensive (loss) income	—	—	(150.0)	(150.0)	—	—	709.8	709.8

Total Assurant, Inc. stockholders’ equity	4,597.7	1,445.8	(553.8)	5,489.7	4,517.5	1,515.1	(81.2)	5,951.4
Non-controlling interest	—	—	—	—	—	—	3.4	3.4

Total equity	4,597.7	1,445.8	(553.8)	5,489.7	4,517.5	1,515.1	(77.8)	5,954.8

Total liabilities and equity	$26,210.0	$4,131.2	$3,570.3	$33,911.5	$24,360.8	$4,014.3	$16,274.8	$44,649.9

(1)

Corporate and Other includes all accumulated other comprehensive income (loss), reinsurance recoverables and separate accounts related to the sale of businesses by reinsurance. Additionally, the Corporate and Other segment includes amounts related to the Assurant Health business, which is in runoff.

(2)

Global Housing’s reinsurance recoverables and policyholder benefits and claims payable as of December 31, 2021 and 2020 include $144 million and $96 million, respectively, of balances ceded to the U.S. government. Assurant acts as an administrator for the U.S. government under the voluntary National Flood Insurance Program.

Assurant, Inc.

Investments

(Unaudited)

($ in millions)	As of December 31, 2021		As of December 31, 2020

Investments by type
Fixed maturity securities available for sale, at fair value	$7,215.3	67.4%	$6,815.5	65.3%
Equity securities, at fair value
Preferred stock	261.3	2.4%	232.7	2.2%
Common stock	151.1	1.4%	15.2	0.2%
Mutual funds	33.3	0.3%	42.3	0.4%
Commercial mortgage whole loans on real estate, at amortized cost	256.5	2.4%	138.3	1.3%
Short-term investments	247.8	2.3%	292.0	2.8%
Other investments	506.3	4.7%	686.8	6.6%

Total investments	8,671.6	80.9%	8,222.8	78.8%
Cash and cash equivalents	2,040.8	19.1%	2,207.6	21.2%

Total investments and cash and cash equivalents	$10,712.4	100.0%	$10,430.4	100.0%

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$4,066.5	56.4%	$4,051.3	59.5%
Baa	2,719.0	37.7%	2,288.1	33.6%
Ba	333.7	4.6%	384.4	5.6%
B and lower	96.1	1.3%	91.7	1.3%

Total	$7,215.3	100.0%	$6,815.5	100.0%

Assurant, Inc.

Investments (continued)

(Unaudited)

	As of December 31, 2021					As of December 31, 2020
($ in millions)	Book Value	Allowance for credit losses	Fair Value	% of Fair Value	Net Unrealized Gain (Loss)	Book Value	Allowance for credit losses	Fair Value	% of Fair Value	Net Unrealized Gain (Loss)

Fixed Maturity Securities by Issuer Type:
Government:
U.S. Government and government agencies and authorities	$83.0	$—	$85.0	1.2%	$2.0	$90.4	$—	$94.1	1.4%	$3.7
States, municipalities and political subdivisions	142.2	—	148.5	2.1%	6.3	164.4	—	175.3	2.6%	10.9
Foreign governments	436.0	—	437.7	6.1%	1.7	442.4	—	469.7	6.9%	27.3
Corporate(1):
Canadian municipals	22.2	—	22.9	0.3%	0.7	16.6	—	18.1	0.3%	1.5
Consumer cyclical	435.3	—	462.7	6.4%	27.4	406.6	—	454.2	6.7%	47.6
Consumer non-cyclical	263.5	—	277.3	3.8%	13.8	251.6	—	277.5	4.1%	25.9
Energy	318.5	—	337.3	4.7%	18.8	296.3	—	319.3	4.7%	23.0
Financials	1,624.3	—	1,706.4	23.6%	82.1	1,459.0	—	1,610.1	23.6%	151.1
Health care	354.0	—	367.5	5.1%	13.5	346.6	—	376.0	5.5%	29.4
Industrials	542.6	—	577.0	8.0%	34.4	517.5	—	574.5	8.4%	57.0
Materials	206.4	—	216.2	3.0%	9.8	204.8	(1.2)	221.4	3.2%	17.8
Other	8.3	—	8.2	0.1%	(0.1)	0.8	—	0.8	—%	—
Technology	363.8	—	382.3	5.3%	18.5	278.6	—	312.2	4.6%	33.6
Telecommunications	146.2	—	160.1	2.2%	13.9	129.0	—	149.3	2.2%	20.3
Utilities	501.4	—	527.6	7.3%	26.2	437.2	—	486.5	7.1%	49.3
Asset-backed securities	411.1	—	423.0	5.9%	11.9	251.9	—	260.5	3.8%	8.6
Commercial mortgage-backed securities	466.7	—	473.7	6.6%	7.0	266.3	—	281.4	4.1%	15.1
Residential mortgage-backed securities	578.4	—	601.9	8.3%	23.5	685.8	—	734.6	10.8%	48.8

Total fixed maturity securities	$6,903.9	$—	$7,215.3	100.0%	$311.4	$6,245.8	$(1.2)	$6,815.5	100.0%	$570.9

(1)

Industry classifications are based on a combination of published index classifications and Assurant’s view of underlying issuer risk. These resulting classifications are then mapped to the Global Industry Classification Standard (GICS®).

Assurant, Inc.

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	Quarter Ended December 31 2021			Quarter Ended December 31 2020
($ in millions)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)

Fixed maturity securities, available for sale	3.35%	$59.5	$(2.1)	3.75%	$58.4	$6.3
Equity securities	4.69%	3.8	8.5	5.58%	3.6	14.4
Commercial mortgage loans on real estate	5.27%	3.2	(0.2)	6.73%	2.4	(0.5)
Cash and short-term investments	0.53%	3.0	0.2	0.49%	3.0	0.4
Other investments(1)	9.04%	12.5	(1.4)	7.09%	10.1	9.1

Total		82.0	$5.0		77.5	$29.7

Investment expenses		(2.8)			(4.2)

Net investment income		$79.2			$73.3

Gross realized gains on sales and other			$5.0			$—
Gross realized losses on sales and other			(13.9)			12.9
Fair value changes to equity securities			13.9			22.5
Net realized gains (losses) related to impairments			—			(5.7)

Net realized gains on investments and fair value changes to equity securities			$5.0			$29.7

	Twelve months ended December 31, 2021			Twelve months ended December 31,2020
	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)

Fixed maturity securities, available for sale	3.55%	$232.8	$18.4	3.76%	$228.4	$10.1
Equity securities	5.15%	14.9	84.0	5.64%	14.5	5.6
Commercial mortgage loans on real estate	4.66%	8.9	0.5	5.38%	8.2	(1.2)
Cash and short-term investments	0.45%	10.6	1.3	0.82%	19.0	1.5
Other investments(1)	10.70%	61.0	24.0	5.48%	36.0	(24.2)

Total		328.2	$128.2		306.1	$(8.2)

Investment expenses		(13.8)			(20.5)

Net investment income		$314.4			$285.6

Gross realized gains on sales and other			$48.2			$43.5
Gross realized losses on sales and other			(32.6)			(47.0)
Fair value changes to equity securities			112.4			15.0
Net realized gains (losses) related to impairments			0.2			(19.7)

Net realized gains (losses) on investments and fair value changes to equity securities			$128.2			$(8.2)

(1)

Consists primarily of investments in joint venture partnerships, invested assets associated with a modified coinsurance agreement, invested assets associated with deferred compensation and policy loans.

Assurant, Inc.

Ratings Summary(1)

(Unaudited)

As of December 31, 2021
	A.M. Best	Moody’s	Standard & Poor’s
Company
American Bankers Insurance Company of Florida	A	A3	A
American Bankers Life Assurance Company of Florida	A-	A3	A
American Security Insurance Company	A	A3	A
Caribbean American Life Assurance Company	A-	N/A	N/A
Caribbean American Property Insurance Company	A	N/A	N/A
Reliable Lloyds Insurance Company	A	N/A	N/A
Standard Guaranty Insurance Company	A	N/A	N/A
Union Security Life Insurance Company of New York	N/A	N/A	N/A
Virginia Surety Insurance Company	A	N/A	N/A
Voyager Indemnity Insurance Company	A	N/A	N/A

Commercial Paper	AMB-1	P-3	A-2
Senior Debt	bbb+	Baa3	BBB
Subordinated Debt	bbb	Ba1	BB+

(1)	Additional information on Assurant’s ratings is available in the Investor Relations section on Assurant’s website www.assurant.com.

Regulation G - Non GAAP Financial Measures (continued)

(1) Adjusted EBITDA: Assurant uses Adjusted EBITDA as an important measure of the company’s operating performance. Assurant defines Adjusted EBITDA as net income from continuing operations, excluding net realized gains (losses) on investments and fair value changes to equity securities, COVID-19 direct and incremental expenses, loss on extinguishment of debt, net income (loss) attributable to non-controlling interests, interest expense, provision (benefit) for income taxes, depreciation expense, amortization of purchased intangible assets, restructuring costs related to strategic exit activities (outside of normal periodic restructuring and cost management activities), as well as other highly variable or unusual items. The company believes this metric provides investors with an important measure of the company’s operating performance because it excludes items that do not represent the ongoing operations of the company, and therefore (i) enhances management’s and investors’ ability to analyze the ongoing operations of its businesses and (ii) facilitates comparisons of its operating performance over multiple periods, including because the amortization expense associated with purchased intangible assets may fluctuate from period to period based on the timing, size, nature and number of acquisitions. Although the company excludes amortization of purchased intangible assets from Adjusted EBITDA, revenue generated from such intangible assets is included within the revenue in determining Adjusted EBITDA. The comparable GAAP measure is net income from continuing operations. See Note 2 below for a full reconciliation.

(2) Adjusted EBITDA, Excluding Reportable Catastrophes: Assurant uses Adjusted EBITDA (defined above), excluding reportable catastrophes (which represents individual catastrophic events that generate losses in excess of $5.0 million, pre-tax, net of reinsurance and client profit sharing adjustments and including reinstatement and other premiums), as another important measure of the company’s performance. The company believes this metric provides investors with an important measure of the company’s performance for the reasons noted in Note 1 above, and because it excludes reportable catastrophes, which can be volatile. The comparable GAAP measure is net income from continuing operations.

($ in millions)	2021				2020				Twelve Months Ended December 31,
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2021	2020
GAAP net income from continuing operations	$126.7	$153.6	$184.7	$148.5	$119.1	$88.0	$164.7	$148.6	$613.5	$520.4
Less:
Interest expense	27.1	27.5	28.8	28.4	26.8	25.5	26.7	25.5	111.8	104.5
Provision (benefit) for income taxes	35.1	37.9	51.9	44.6	39.8	24.5	44.6	(48.5)	169.5	60.4
Depreciation expense	21.4	18.1	17.5	16.8	15.5	13.9	14.3	12.4	73.8	56.1
Amortization of purchased intangible assets	15.8	15.7	17.3	17.0	16.7	12.5	12.3	11.2	65.8	52.7
Adjustments, pre-tax:
Net realized (gains) losses on investments and fair value changes to equity securities(1)	(5.1)	(112.1)	(10.3)	(0.9)	(29.6)	(17.1)	(28.9)	85.0	(128.4)	9.4
COVID-19 direct and incremental expenses	2.8	2.0	2.2	3.0	5.3	(0.6)	17.5	3.0	10.0	25.2
Loss on extinguishment of debt	—	20.7	—	—	—	—	—	—	20.7	—
Other Adjustments:
Assurant Health runoff operations(2)	(0.3)	—	(0.3)	—	(15.5)	(0.5)	(0.2)	0.1	(0.6)	(16.1)
Net charge related to Iké(3)	—	—	—	—	—	—	4.5	1.4	—	5.9
Amortization of deferred gains on disposal of businesses	(0.1)	—	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(1.8)	(0.3)	(2.1)
Acquisition integration expenses	5.0	2.1	4.9	1.9	8.4	4.2	3.1	2.3	13.9	18.0
Foreign exchange related losses(4)	7.1	2.2	0.9	3.6	2.9	2.7	2.4	3.5	13.8	11.5
Current expected credit losses for businesses in runoff	(0.6)	—	—	(1.1)	0.1	(0.2)	0.3	3.1	(1.7)	3.3
Gain related to benefit plan activity	(2.8)	(4.6)	(5.4)	(3.4)	(4.5)	(4.9)	(4.3)	(1.9)	(16.2)	(15.6)
Net loss (gain) from deconsolidation of consolidated investment entities(5)	—	—	—	—	0.1	(8.7)	1.6	—	—	(7.0)
Restructuring costs(6)	6.8	—	5.0	—	—	—	—	—	11.8	—
Change in fair value of derivative investment and other expenses related to merger and acquisition activities	5.0	0.5	0.2	0.1	7.5	2.2	(0.6)	5.2	5.8	14.3

Total other adjustments	20.1	0.2	5.2	1.0	(1.1)	(5.3)	6.7	11.9	26.5	12.2
(Income) loss attributable to non-controlling interests	—	—	(0.2)	0.2	0.3	0.2	(0.3)	(1.4)	—	(1.2)

Adjusted EBITDA	243.9	163.6	297.1	258.6	192.8	141.6	257.6	247.7	963.2	839.7

Reportable catastrophes	1.5	98.7	0.5	43.6	34.7	110.1	12.6	16.3	144.3	173.7

Adjusted EBITDA, excluding reportable catastrophes	$245.4	$262.3	$297.6	$302.2	$227.5	$251.7	$270.2	$264.0	$1,107.5	$1,013.4

(1)

4Q 2021, 3Q 2021, 2Q 2021, 4Q 2020, 3Q 2020 and 2Q 2020 included net unrealized gains of $13.9 million pre-tax ($11.0 million after-tax), $94.0 million pre-tax ($74.3 million after-tax), $7.1 million pre-tax ($5.6 million after-tax), $22.5 million pre-tax ($17.8 million after-tax), $12.7 million pre-tax ($10.0 million after-tax) and $30.6 million pre-tax ($24.2 million after-tax), respectively, from changes in fair value of our equity securities and our collateralized loan obligations. 1Q 2021 and 1Q 2020 included net unrealized losses of $2.6 million pre-tax ($2.1 million after-tax) and $83.1 million pre-tax ($65.6 million after-tax), respectively, from changes in fair value of our equity securities and our collateralized loan obligations.

(2)

4Q 2020 included $14.9 million pre-tax ($11.8 million after-tax) of income related to the reduction of the valuation allowance on the company’s Patient Protection and Affordable Health Care Act of 2010 (“ACA”) risk corridor program receivables. The reductions in the allowance related to the company’s 4Q 2019 entry into an agreement to sell its right to any future claim proceeds related to the associated receivables and the 4Q 2020 final settlement of the receivables.

(3)

2Q 2020 included a loss of $3.9 million pre-tax ($2.9 million after-tax) on the sale of the Company’s interests in Iké. The pre-tax loss includes an increase in liability related to the Company’s obligation to acquire the remainder of Iké from the majority shareholders of $84.7 million and an other-than-temporary impairment loss on the Company’s 40% ownership interest in Iké of $78.3 million.

(4)

4Q 2021, 3Q 2021, 2Q 2021, 1Q 2021, 4Q 2020, 3Q 2020, 2Q 2020 and 1Q 2020 included $(1.1) million, $(1.8) million, $(1.0) million, $(3.1) million, $(2.2) million, $(1.3) million, $(2.0) million and $(2.0) million of net losses, respectively, from foreign exchange related to the remeasurement of net monetary assets in Argentina as a result of the classification of Argentina’s economy as highly inflationary beginning July 1, 2018.

(5)

4Q 2020 included (1) a net gain of $0.7 million pre-tax ($0.6 million after-tax) from the sale of our CLO asset management platform and (2) additional exit related expenses of $0.8 million pre-tax ($0.6 million after-tax) associated with the sale of the CLO asset management platform. 3Q 2020 included (1) a net gain of $17.6 million pre-tax ($13.9 million after-tax) from the sale of our CLO asset management platform, (2) additional exit related expenses of $6.1 million pre-tax ($4.8 million after-tax) associated with the sale of the CLO asset management platform and (3) $2.8 million pre-tax ($2.2 million after-tax) of expenses related to the outsourcing of our real estate management. 2Q 2020 included exit related expenses of $1.4 million pre-tax ($1.1 million after-tax) and $0.2 million pre-tax ($0.2 million after-tax) of expenses related to the outsourcing of our real estate management.

(6)

Includes impairment losses due to lease abandonment incurred as part of a post-pandemic work-from-home strategy to consolidate real estate and accommodate permanent work-from-home arrangements for certain employees.

Regulation G – Non GAAP Financial Measures (continued)

(3)

Adjusted Earnings per Diluted Share: Assurant uses Adjusted earnings per diluted share as an important measure of the company’s stockholder value. Assurant defines Adjusted earnings per diluted share as net income from continuing operations, excluding net realized gains (losses) on investments and fair value changes to equity securities, amortization of purchased intangible assets, COVID-19 direct and incremental expenses, the CARES Act tax benefit, loss on extinguishment of debt, net income (loss) attributable to non-controlling interests, restructuring costs related to strategic exit activities (outside of normal periodic restructuring and cost management activities), as well as other highly variable or unusual items, plus any dilutive preferred stock dividends, divided by the weighted average diluted shares outstanding. The company believes this metric provides investors with an important measure of stockholder value because it excludes items that do not represent the ongoing operations of the company, and therefore (i) enhances management’s and investors’ ability to analyze the ongoing operations of its businesses and (ii) facilitates comparisons of its operating performance over multiple periods, including because the amortization expense associated with purchased intangible assets may fluctuate from period to period based on the timing, size, nature and number of acquisitions. Although the company excludes amortization of purchased intangible assets from Adjusted earnings, revenue generated from such intangible assets is included within the revenue in determining Adjusted earnings. The comparable GAAP measure is net income from continuing operations per diluted share, defined as net income from continuing operations plus any dilutive preferred stock dividends less net income from non-controlling interests, divided by the weighted average diluted shares outstanding. See Note 4 below for a full reconciliation.

(4)

Adjusted Earnings, Excluding Reportable Catastrophes, per Diluted Share: Assurant uses Adjusted earnings, excluding reportable catastrophes, per diluted share (each as defined above) as another important measure of the company’s stockholder value. The company believes this metric provides investors with a valuable measure of stockholder value because it excludes reportable catastrophes, which can be volatile. The comparable GAAP measure is net income from continuing operations per diluted share, defined as net income from continuing operations plus any dilutive preferred stock dividends less net income from non-controlling interests, divided by the weighted average diluted shares outstanding.

($ in millions)	2021				2020				Twelve Months Ended December 31,
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2021	2020
GAAP net income from continuing operations	$126.7	$153.6	$184.7	$148.5	$119.1	$88.0	$164.7	$148.6	$613.5	$520.4
Adjustments, pre-tax:
Net realized (gains) losses on investments and fair value changes to equity securities	(5.1)	(112.1)	(10.3)	(0.9)	(29.6)	(17.1)	(28.9)	85.0	(128.4)	9.4
Amortization of purchased intangible assets	15.8	15.7	17.3	17.0	16.7	12.5	12.3	11.2	65.8	52.7
COVID-19 direct and incremental expenses	2.8	2.0	2.2	3.0	5.3	(0.4)	18.9	3.0	10.0	26.8
CARES Act tax benefit (after-tax)	—	—	—	—	—	—	(5.1)	(79.3)	—	(84.4)
Loss on extinguishment of debt	—	20.7	—	—	—	—	—	—	20.7	—
Other Adjustments:
Assurant Health runoff operations	(0.3)	—	(0.3)	—	(15.5)	(0.5)	(0.2)	0.1	(0.6)	(16.1)
Net charge related to Iké	—	—	—	—	—	—	4.5	1.4	—	5.9
Amortization of deferred gains on disposal of businesses	(0.1)	—	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(1.8)	(0.3)	(2.1)
Acquisition integration expenses	6.0	3.0	5.8	2.8	9.6	5.2	4.0	3.3	17.6	22.1
Foreign exchange related losses	7.1	2.2	0.9	3.6	2.9	2.7	2.4	3.5	13.8	11.5
Current expected credit losses for businesses in runoff	(0.6)	—	—	(1.1)	0.1	(0.2)	0.3	3.1	(1.7)	3.3
Gain related to benefit plan activity	(2.8)	(4.6)	(5.4)	(3.4)	(4.5)	(4.9)	(4.3)	(1.9)	(16.2)	(15.6)
State tax for AEB sale (after-tax)	—	—	—	—	—	2.9	—	—	—	2.9
Net loss (gain) from deconsolidation of consolidated investment entities	—	—	—	—	0.1	(8.7)	1.6	—	—	(7.0)
Restructuring costs	8.1	—	5.0	—	—	—	—	—	13.1	—
Impact of Tax Cuts and Jobs Act at enactment (after-tax)	—	—	—	—	(1.3)	—	—	—	—	(1.3)
Change in fair value of derivative investment and other expenses related to merger and acquisitionactivities	5.0	0.5	0.2	0.1	7.5	2.2	(0.6)	5.2	5.8	14.3
(Benefit) provision for income taxes	(7.3)	15.5	(2.9)	(3.8)	4.0	2.1	(1.2)	(18.3)	1.5	(13.4)

Total adjustments, after-tax	28.6	(57.1)	12.4	17.2	(4.8)	(4.3)	3.6	14.5	1.1	9.0
Net (income) loss attributable to non-controlling interests	—	—	(0.2)	0.2	0.2	0.3	(0.3)	(1.1)	—	(0.9)
Preferred stock dividends	—	—	—	(4.7)	(4.7)	(4.7)	(4.6)	(4.7)	(4.7)	(18.7)

Adjusted earnings	$155.3	$96.5	$196.9	$161.2	$109.8	$79.3	$163.4	$157.3	$609.9	$509.8
Reportable catastrophes, pre-tax	1.5	98.7	0.5	43.6	34.7	110.1	12.6	16.3	144.3	173.7
Tax impact of reportable catastrophes	(0.3)	(20.7)	(0.1)	(9.1)	(7.4)	(23.1)	(2.6)	(3.4)	(30.2)	(36.5)

Adjusted earnings, excluding reportable catastrophes	$156.5	$174.5	$197.3	$195.7	$137.1	$166.3	$173.4	$170.2	$724.0	$647.0

($ per share)	2021				2020				Twelve Months Ended December 31,
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2021	2020
GAAP net income from continuing operations per diluted share	$2.20	$2.58	$3.01	$2.41	$1.91	$1.38	$2.59	$2.32	$10.20	$8.22
Adjustments per diluted share, pre-tax:
Net realized (gains) losses on investments and fair value changes to equity securities	(0.09)	(1.88)	(0.17)	(0.02)	(0.47)	(0.28)	(0.46)	1.34	(2.14)	0.15
Amortization of purchased intangible assets	0.28	0.25	0.25	0.24	0.23	0.17	0.16	0.14	1.10	0.83
COVID-19 direct and incremental expenses	0.05	0.03	0.04	0.05	0.08	(0.01)	0.30	0.05	0.17	0.42
CARES Act tax benefit (after tax)	—	—	—	—	—	—	(0.08)	(1.25)	—	(1.34)
Loss on extinguishment of debt	—	0.35	—	—	—	—	—	—	0.34	—
Other Adjustments:
Assurant Health runoff operations	(0.01)	—	—	—	(0.25)	(0.01)	—	—	(0.01)	(0.25)
Net charge related to Iké	—	—	—	—	—	—	0.08	0.02	—	0.09
Amortization of deferred gains on disposal of businesses	—	—	—	—	—	(0.01)	—	(0.04)	—	(0.03)
Acquisition integration expenses	0.10	0.05	0.09	0.05	0.15	0.09	0.06	0.05	0.29	0.35
Foreign exchange related losses	0.12	0.04	0.02	0.06	0.05	0.04	0.04	0.07	0.23	0.18
Current expected credit losses for businesses in runoff	(0.01)	—	—	(0.02)	—	—	—	0.05	(0.03)	0.05
Gain related to benefit plan activity	(0.05)	(0.08)	(0.09)	(0.06)	(0.07)	(0.08)	(0.07)	(0.03)	(0.27)	(0.25)
State tax for AEB sale (after-tax)	—	—	—	—	—	0.05	—	—	—	0.05
Net (gain) loss from deconsolidation of consolidated investment entities	—	—	—	—	—	(0.14)	0.03	—	—	(0.11)
Restructuring costs	0.14	—	0.08	—	—	—	—	—	0.22	—
Impact of Tax Cuts and Jobs Act at enactment (after-tax)	—	—	—	—	(0.02)	—	—	—	—	(0.02)
Change in fair value of derivative investment and other expenses related to merger and acquisition activities	0.09	0.01	—	—	0.12	0.04	(0.01)	0.08	0.10	0.23
(Benefit) provision for income taxes	(0.13)	0.26	(0.05)	(0.05)	0.07	0.04	(0.02)	(0.28)	0.02	(0.21)
Adjusted earnings, per diluted share	$2.69	$1.61	$3.18	$2.66	$1.80	$1.28	$2.62	$2.52	$10.22	$8.36

Reportable catastrophes, pre-tax	0.03	1.66	0.01	0.71	0.56	1.83	0.20	0.26	2.40	2.75
Tax impact of reportable catastrophes	(0.01)	(0.35)	—	(0.16)	(0.12)	(0.39)	(0.04)	(0.06)	(0.50)	(0.57)

Adjusted earnings, excluding reportable catastrophes, per diluted share	$2.71	$2.92	$3.19	$3.21	$2.24	$2.72	$2.78	$2.72	$12.12	$10.54

Regulation G – Non GAAP Financial Measures (continued)

(5) Debt to Total Capital Ratio, Excluding AOCI: Assurant uses a ratio of debt to total capital, excluding AOCI, as an important measure of the Company’s financial leverage. Assurant defines debt to total capital ratio, excluding AOCI, as debt divided by the sum of debt and total stockholders’ equity, excluding AOCI. The Company believes that the debt to total capital ratio, excluding AOCI, provides investors with an important measure of financial leverage, because it excludes the effect of unrealized gains (losses) on investments and other AOCI items, which do not represent the operations of the Company and tend to be highly variable from period-to-period. The comparable GAAP measure is the ratio of debt to total capital.

	2021				2020				Twelve Months Ended December 31,
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2021	2020
Debt to total capital ratio	28.6%	27.7%	30.2%	27.5%	27.5%	25.3%	27.0%	29.1%	28.6%	27.5%
Change due to effect of including AOCI	(0.5)%	(0.3)%	2.3%	1.8%	2.6%	2.3%	2.0%	0.4%	(0.5)%	2.6%

Debt to total capital ratio, excluding AOCI	28.1%	27.4%	32.5%	29.3%	30.1%	27.6%	29.0%	29.5%	28.1%	30.1%